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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[_]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Under Rule 14a-12

                           SELIGMAN INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

              -------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

              -------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:

              --------------------------------------------------------------
       (5)    Total fee paid:

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[_]    Fee paid previously with preliminary materials: _________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)    Amount previously paid:

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       (2)    Form, Schedule or Registration Statement No.:

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       (3)    Filing Party:

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       (4)    Date Filed:

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                           SELIGMAN INCOME FUND, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

      For questions about the proposals or voting your shares, please call Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor,
                       toll free at [                   ].

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

To the Shareholders:

     A Special Meeting of Shareholders (the "Meeting") of Seligman Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on November 1, 2002 at 10:00 A.M., for the following purposes:

     (1)  To elect twelve Directors;

     (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Fund for 2002;

     (3) To act on proposals to amend the Fund's investment objectives and eliminate a fundamental investment policy;

     (4) To act on proposals to amend or eliminate certain of the Fund's fundamental investment restrictions; and

     (5) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                      By order of the Board of Directors,

                                      /s/ Frank J. Nasta

                                                     Secretary

Dated:  New York, New York, September __, 2002

                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                              September __, 2002

                           SELIGMAN INCOME FUND, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2002

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Income Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on November 1, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about September __, 2002.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend the Fund's investment objectives and eliminate a fundamental investment policy, (iv) for proposals to amend or eliminate certain of the Fund's fundamental investment restrictions, and (v) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

     The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding 8,574,698 shares of Class A capital stock, 1,289,551 shares of Class B capital stock, 664,621 shares of Class C capital stock and 1,675,822 shares of Class D capital stock each share being entitled to one vote. All such classes will vote together as a single class on all matters brought before the Meeting.

     For all matters on which a vote of a majority of the outstanding voting securities of the Fund is required (Proposals 3 and 4), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by November 1, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

     If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held in 1995. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

Information about each of the Directors of the Fund appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                          PRINCIPAL OCCUPATION(S)      IN FUND
                          LENGTH OF        DURING PAST 5 YEARS,      COMPLEX TO
    NAME (AGE) AND       TIME SERVED          DIRECTORSHIPS          BE OVERSEEN
  POSITION WITH FUND*    AS DIRECTOR       AND OTHER INFORMATION     BY DIRECTOR
  -------------------    -----------      -----------------------    -----------

INDEPENDENT DIRECTOR NOMINEES

  John R. Galvin (73)   1995 to Date  Dean Emeritus, Fletcher School     61
       DIRECTOR                       of Law and  Diplomacy at Tufts
    [PHOTO OMITTED]                   University,    Medford,    MA.
                                      General  Galvin is a  Director
                                      or  Trustee  of  each  of  the
                                      investment  companies  of  the
                                      Seligman  Group of  Funds.+ He
                                      is also  Chairman  Emeritus of
                                      the   American    Council   on
                                      Germany.  He  was  formerly  a
                                      Governor  of  the  Center  for
                                      Creative     Leadership;     a
                                      Director of  Raytheon  Company
                                      (defense    and     commercial
                                      electronics); and a Trustee of
                                      the   Institute   for  Defense
                                      Analysis.  From  June  1987 to
                                      June 1992,  he was the Supreme
                                      Allied  Commander,  Europe and
                                      the Commander-in-Chief, United
                                      States European Command.

 Alice S. Ilchman (67)  1991 to Date  President   Emeritus,    Sarah     61
       DIRECTOR                       Lawrence College,  Bronxville,
    [PHOTO OMITTED]                   NY. Dr.  Ilchman is a Director
                                      or  Trustee  of  each  of  the
                                      investment  companies  of  the
                                      Seligman  Group of Funds.+ She
                                      is   also   Director   of  the
                                      Jeannette  K.  Watson   Summer
                                      Fellowships            (summer
                                      internships     for    college
                                      students);  a Trustee  of Save
                                      the    Children     (nonprofit
                                      child-assistance organization)
                                      and the Committee for Economic
                                      Development; a Governor of the
                                      Court  of  Governors,   London
                                      School  of  Economics;  and  a
                                      Director    of   the    Public
                                      Broadcasting   Service  (PBS).
                                      She was  formerly the Chairman
                                      of the Rockefeller  Foundation
                                      (charitable  foundation) and a
                                      Director of New York Telephone
                                      Company.

Frank A. McPherson (69) 1995 to Date  Retired  Chairman of the Board     61
       DIRECTOR                       and Chief Executive Officer of
    [PHOTO OMITTED]                   Kerr-McGee        Corporation,
                                      Oklahoma     City,    OK    (a
                                      diversified  energy  company).
                                      Mr. McPherson is a Director or
                                      Trustee   of   each   of   the
                                      investment  companies  of  the
                                      Seligman  Group of  Funds.+ He
                                      is also a  Director  of Conoco
                                      Inc. (oil and gas  exploration
                                      and   production),    Integris
                                      Health   (owner   of   various
                                      hospitals),    BOK   Financial
                                      (bank    holding     company),
                                      Oklahoma Chapter of the Nature
                                      Conservancy,  Oklahoma Medical
                                      Research Foundation,  Boys and
                                      Girls   Clubs   of   Oklahoma,
                                      Oklahoma  City Public  Schools
                                      Foundation     and    Oklahoma
                                      Foundation  for  Excellence in
                                      Education.  He was  formerly a
                                      Director   of   Kimberly-Clark
                                      Corporation          (consumer
                                      products).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                          PRINCIPAL OCCUPATION(S)      IN FUND
                          LENGTH OF        DURING PAST 5 YEARS,      COMPLEX TO
    NAME (AGE) AND       TIME SERVED          DIRECTORSHIPS          BE OVERSEEN
  POSITION WITH FUND*    AS DIRECTOR       AND OTHER INFORMATION     BY DIRECTOR
  -------------------    -----------      -----------------------    -----------

  John E. Merow (72)    1970 to Date  Retired  Chairman  and  Senior     61
       DIRECTOR                       Partner,  Sullivan & Cromwell,
    [PHOTO OMITTED]                   New York,  NY (law firm).  Mr.
                                      Merow is a Director or Trustee
                                      of  each  of  the   investment
                                      companies   of  the   Seligman
                                      Group of  Funds.+ He is also a
                                      Director    of    Commonwealth
                                      Industries, Inc. (manufacturer
                                      of aluminum  sheet  products);
                                      Director and  Treasurer of the
                                      Foreign  Policy   Association;
                                      Director   Emeritus   of   the
                                      Municipal  Art  Society of New
                                      York; Trustee and Secretary of
                                      the    U.S.     Council    for
                                      International        Business;
                                      Trustee     of    New    York-
                                      Presbyterian Hospital; Trustee
                                      and  Vice   Chairman   of  New
                                      York-Presbyterian   Healthcare
                                      System,  Inc.; and a Member of
                                      the American Law Institute and
                                      Council on Foreign Relations.

 Betsy S. Michel (60)   1984 to Date  Attorney,    Gladstone,    NJ.     61
       DIRECTOR                       Ms. Michel  is a  Director  or
    [PHOTO OMITTED]                   Trustee  of of the  investment
                                      companies   of  the   Seligman
                                      Group  of  Funds.+  She  is  a
                                      Trustee  of the  Geraldine  R.
                                      Dodge  Foundation  (charitable
                                      foundation)      and     World
                                      Learning,   Inc.   (charitable
                                      foundation).  She was formerly
                                      Chairman   of  the   Board  of
                                      Trustees   of   St.   George's
                                      School (Newport, RI).

 Leroy C. Richie (60)   2000 to Date  Chairman  and Chief  Executive     60
       DIRECTOR                       Officer,      Q      Standards
    [PHOTO OMITTED]                   Worldwide,  Inc.,  Birmingham,
                                      MI   (library   of   technical
                                      standards).  Mr.  Richie  is a
                                      Director or Trustee of each of
                                      the  investment  companies  of
                                      the Seligman  Group of Funds,+
                                      with the exception of Seligman
                                      Cash Management  Fund, Inc. He
                                      is   also   a   Director    of
                                      Kerr-McGee    Corporation   (a
                                      diversified   energy  company)
                                      and  Infinity,  Inc.  (oil and
                                      gas services and exploration);
                                      and  Director  and Chairman of
                                      Highland     Park     Michigan
                                      Economic  Development Corp. He
                                      was  formerly a Trustee of New
                                      York   University  Law  Center
                                      Foundation;  Vice  Chairman of
                                      the Detroit Medical Center and
                                      the  Detroit  Economic  Growth
                                      Corp;  and  Chairman and Chief
                                      Executive  Officer  of Capital
                                      Coating   Technologies,   Inc.
                                      (applied               coating
                                      technologies).    From    1990
                                      through  1997,  Mr. Richie was
                                      Vice   President  and  General
                                      Counsel,    Automotive   Legal
                                      Affairs,      of      Chrysler
                                      Corporation.

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                          PRINCIPAL OCCUPATION(S)      IN FUND
                          LENGTH OF        DURING PAST 5 YEARS,      COMPLEX TO
    NAME (AGE) AND       TIME SERVED          DIRECTORSHIPS          BE OVERSEEN
  POSITION WITH FUND*    AS DIRECTOR       AND OTHER INFORMATION     BY DIRECTOR
  -------------------    -----------      -----------------------    -----------

 James Q. Riordan (75)  1991 to Date  Director,   various  organiza-     61
       DIRECTOR                       tions, Stuart, FL. Mr. Riordan
    [PHOTO OMITTED]                   is a  Director  or  Trustee of
                                      each    of   the    investment
                                      companies   of  the   Seligman
                                      Group of  Funds.+ He is also a
                                      Director  or  Trustee  of  the
                                      Houston   Exploration  Company
                                      (oil   exploration)   and  the
                                      Committee     for     Economic
                                      Development.  He was  formerly
                                      Vice    Chairman    of   Mobil
                                      Corporation   (petroleum   and
                                      petrochemicals);   Co-Chairman
                                      of the  Policy  Council of the
                                      Tax Foundation; a Director and
                                      President  of  Bekaert  Corpo-
                                      ration (high-grade steel cord,
                                      wire  and  fencing  products);
                                      and a  Director  or Trustee of
                                      Tesoro  Petroleum   Companies,
                                      Inc.,  Dow  Jones  &  Company,
                                      Inc.  (business  and financial
                                      news),   KeySpan   Corporation
                                      (diversified     energy    and
                                      electric     company),     the
                                      Brooklyn Museum and the Public
                                      Broadcasting Service (PBS).

 Robert L. Shafer (70)  1980 to Date  Retired   Vice   President  of     61
       DIRECTOR                       Pfizer  Inc.,   New  York,  NY
    [PHOTO OMITTED]                   (pharmaceuticals).  Mr. Shafer
                                      is a  Director  or  Trustee of
                                      each    of   the    investment
                                      companies   of  the   Seligman
                                      Group  of  Funds.+  From  1987
                                      through 1997, Mr. Shafer was a
                                      Director of USLIFE Corporation
                                      (life insurance).

 James N. Whitson (67)  1993 to Date  Retired     Executive     Vice     61
       DIRECTOR                       President and Chief  Operating
    [PHOTO OMITTED]                   Officer       of       Sammons
                                      Enterprises,  Inc., Dallas, TX
                                      (diversified holding company).
                                      Mr.  Whitson is a Director  or
                                      Trustee   of   each   of   the
                                      investment  companies  of  the
                                      Seligman  Group of  Funds.+ He
                                      is   also   a   Director   and
                                      Consultant      of     Sammons
                                      Enterprises,    Inc.   and   a
                                      Director   of  C-SPAN   (cable
                                      television    networks)    and
                                      CommScope,  Inc. (manufacturer
                                      of coaxial cable).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                          PRINCIPAL OCCUPATION(S)      IN FUND
                          LENGTH OF        DURING PAST 5 YEARS,      COMPLEX TO
    NAME (AGE) AND       TIME SERVED          DIRECTORSHIPS          BE OVERSEEN
  POSITION WITH FUND*    AS DIRECTOR       AND OTHER INFORMATION     BY DIRECTOR
  -------------------    -----------      -----------------------    -----------

INTERESTED
DIRECTOR NOMINEES

Paul C. Guidone ** (44)    May 2002   Managing  Director  and  Chief     60
       DIRECTOR             to Date   Investment  Officer,  J.  & W.
    [PHOTO OMITTED]                   Seligman  & Co.  Incorporated,
                                      New York, NY. Mr. Guidone is a
                                      Director or Trustee of each of
                                      the  investment  companies  of
                                      the Seligman  Group of Funds,+
                                      with the exception of Seligman
                                      Cash Management  Fund, Inc. He
                                      is  also  a   member   of  the
                                      Association    of   Investment
                                      Management  and Research,  the
                                      New York  Society of  Security
                                      Analysts    and   the   London
                                      Society     of      Investment
                                      Professionals. He was formerly
                                      Deputy   Chairman   and  Group
                                      Chief  Executive   Officer  of
                                      HSBC  Asset   Management  and,
                                      prior   to   that,    Managing
                                      Director and Chief  Investment
                                      Officer     of      Prudential
                                      Diversified Investments.

William C. Morris** (64) 1988 to Date Chairman,  J. & W.  Seligman &     61
 DIRECTOR, CHAIRMAN OF                Co.  Incorporated,  New  York,
  THE BOARD AND CHIEF                 NY. Mr. Morris is Chairman and
   EXECUTIVE OFFICER                  Chief  Executive   Officer  of
    [PHOTO OMITTED]                   each    of   the    investment
                                      companies   of  the   Seligman
                                      Group of Funds;+  Chairman  of
                                      Seligman  Advisors,  Inc.  and
                                      Seligman    Services,     Inc.
                                      (broker-dealer);     and     a
                                      Director  of   Seligman   Data
                                      Corp.  He is also  Chairman of
                                      Carbo       Ceramics      Inc.
                                      (manufacturer    of    ceramic
                                      proppants   for  oil  and  gas
                                      industry)  and a  Director  of
                                      Kerr-McGee    Corporation   (a
                                      diversified energy company).

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                          PRINCIPAL OCCUPATION(S)      IN FUND
                          LENGTH OF        DURING PAST 5 YEARS,      COMPLEX TO
    NAME (AGE) AND       TIME SERVED          DIRECTORSHIPS          BE OVERSEEN
  POSITION WITH FUND*    AS DIRECTOR       AND OTHER INFORMATION     BY DIRECTOR
  -------------------    -----------      -----------------------    -----------

 Brian T. Zino** (49)   1993 to Date  Director and President, J. & W.    61
DIRECTOR AND PRESIDENT                Seligman  &  Co.  Incorporated,
    [PHOTO OMITTED]                   New  York,   NY.  Mr.  Zino  is
                                      President   of   each   of  the
                                      investment   companies  of  the
                                      Seligman  Group of Funds,+ with
                                      the   exception   of   Seligman
                                      Quality  Municipal  Fund,  Inc.
                                      and Seligman  Select  Municipal
                                      Fund,   Inc.   He  is   also  a
                                      Director  or Trustee of each of
                                      the investment companies of the
                                      Seligman Group of Funds; Chair-
                                      man of Seligman Data Corp.; and
                                      a    Director    of    Seligman
                                      Advisors,   Inc.  and  Seligman
                                      Services, Inc. (broker-dealer).
                                      He is  also  a  Member  of  the
                                      Board  of   Governors   of  the
                                      Investment   Company  Institute
                                      and   Chairman  of  ICI  Mutual
                                      Insurance Company.

--------

+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.

*  The address for each nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

     Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND FUNDS OF COMPLEX

     As of September __, 2002, the nominees beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:

                        DOLLAR RANGE OF               AGGREGATE DOLLAR RANGE OF
                         COMMON SHARES                  SHARES OWNED IN FUNDS
                         OF THE FUND                 OVERSEEN OR TO BE OVERSEEN
  NAME OF NOMINEE      OWNED BY NOMINEE             BY NOMINEE IN SELIGMAN GROUP
  ---------------      ----------------             ----------------------------
INDEPENDENT
DIRECTOR NOMINEES

John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
James Q. Riordan
Robert L. Shafer
James N. Whitson

INTERESTED
DIRECTOR NOMINEES

Paul C. Guidone
William C. Morris
Brian T. Zino

     As of September __, 2002, all Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's shares.

     As of September __, 2002, none of the independent Director nominees or their immediate family members owned any shares of the Manager or Seligman
Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

BOARD COMMITTEES

     The Board of Directors met six times during the Fund's 2001 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met five times during the Fund's 2001 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

     AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met twice during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                            TERM OF OFFICE
NAME (AGE) AND POSITION       AND LENGTH        PRINCIPAL OCCUPATION DURING
    WITH THE FUND*         OF TIME SERVED**           PAST FIVE YEARS
--------------------------------------------------------------------------------

Ben-Ami Gradwohl (43)        2001 to Date   Mr. Gradwohl is a Managing  Director
VICE PRESIDENT AND                          of the Manager. He is Vice President
CO-PORTFOLIO MANAGER                        and Co-Portfolio Manager of Seligman
                                            Common  Stock Fund,  Inc.,  Seligman
                                            Tax-Aware   Fund,   Inc.   and  Tri-
                                            Continental   Corporation  and  Vice
                                            President  of  Seligman  Portfolios,
                                            Inc. and Co-Portfolio Manager of its
                                            Common  Stock  Portfolio  and Income
                                            Portfolio. Mr. Gradwohl was formerly
                                            a  Portfolio  Manager  at  Nicholas-
                                            Applegate  Capital  Management  from
                                            1996 to 1999.

Christopher J. Mahony (39)       2002       Mr.  Mahony  is Vice  President  and
VICE PRESIDENT AND                          Investment  Officer of the  Manager;
CO-PORTFOLIO MANAGER                        Vice President and Portfolio Manager
                                            of Seligman  Cash  Management  Fund,
                                            Inc. and Seligman  Investment  Grade
                                            Fixed   Income   Fund,   Inc;   Vice
                                            President  of  Seligman  High Income
                                            Fund Series and Portfolio Manager of
                                            its   U.S.   Government   Securities
                                            Series;   and  Vice   President   of
                                            Seligman   Portfolios,    Inc.   and
                                            Portfolio   Manager   of  its   Cash
                                            Management  Portfolio and Investment
                                            Grade Fixed Income Portfolio and Co-
                                            Portfolio   Manager  of  its  Income
                                            Portfolio.  He was formerly a Senior
                                            Portfolio Manager at Fort Washington
                                            Investment Advisors,  Inc located in
                                            Cincinnati, Ohio since 1994.

                          TERM OF OFFICE
NAME (AGE) AND POSITION     AND LENGTH          PRINCIPAL OCCUPATION DURING
    WITH THE FUND*       OF TIME SERVED**             PAST FIVE YEARS
--------------------------------------------------------------------------------

Lawrence P. Vogel (46)   VP: 1992 to Date   Mr.  Vogel is Senior Vice  President
VICE PRESIDENT         Treas: 2000 to Date  and Treasurer, Investment Companies,
AND TREASURER                               of the Manager and is Vice President
                                            and   Treasurer   of   each  of  the
                                            investment companies of the Seligman
                                            Group of Funds and of Seligman  Data
                                            Corp.  He was  formerly  Senior Vice
                                            President,  Finance, of the Manager,
                                            Seligman Advisors, Inc. and Seligman
                                            Data  Corp.;   Vice   President  and
                                            Treasurer of Seligman International,
                                            Inc.;  Vice  President  of  Seligman
                                            Services,  Inc.;  and  Treasurer  of
                                            Seligman Henderson Co.

Thomas G. Rose (44)        2000 to Date     Mr. Rose is Senior  Vice  President,
VICE PRESIDENT                              Finance,  of the  Manager,  Seligman
                                            Advisors,  Inc.  and  Seligman  Data
                                            Corp.  He is Vice  President of each
                                            of the  investment  companies of the
                                            Seligman Group of Funds.  He is also
                                            Vice     President    of    Seligman
                                            International,   Inc.  and  Seligman
                                            Services,   Inc.  Formerly,  he  was
                                            Treasurer of each of the  investment
                                            companies of the  Seligman  Group of
                                            Funds and Seligman Data Corp.

Frank J. Nasta (37)        1994 to Date     Mr. Nasta is General Counsel, Senior
SECRETARY                                   Vice  President,  Law and Regulation
                                            and   Corporate   Secretary  of  the
                                            Manager.  He is Secretary of each of
                                            the  investment   companies  of  the
                                            Seligman Group of Funds.  He is also
                                            Corporate   Secretary   of  Seligman
                                            Advisors,  Inc.,  Seligman Services,
                                            Inc., Seligman  International,  Inc.
                                            and  Seligman   Data  Corp.  He  was
                                            formerly   Corporate   Secretary  of
                                            Seligman Henderson Co.

----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Fund paid each Director a retainer fee of $ _____ per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total directors' fees paid by the Fund for the fiscal year ended December 31, 2001 were as follows:

NUMBER OF DIRECTORS               CAPACITY IN WHICH             AGGREGATE DIRECT
      IN GROUP                REMUNERATION WAS RECEIVED           REMUNERATION
--------------------------------------------------------------------------------
         10              Directors and Members of Committees         $8,339

     Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                     AGGREGATE       PENSION OR RETIREMENT    TOTAL COMPENSATION
                   COMPENSATION    BENEFITS ACCRUED AS PART        FROM FUND
NAME                 FROM FUND         OF FUND EXPENSES        AND FUND COMPLEX*
----               ------------    ------------------------    ----------------
John R. Galvin        $  859                 -0-                    $94,500
Alice S. Ilchman         805                 -0-                     88,500
Frank A. McPherson       832                 -0-                     90,000
John E. Merow+           859                 -0-                     94,500
Betsy S. Michel          859                 -0-                     91,500
James C. Pitney+         805                 -0-                     87,000
Leroy C. Richie          879                 -0-                     90,000
James Q. Riordan         805                 -0-                     87,000
Robert L. Shafer         777                 -0-                     85,500
James N. Whitson+        859                 -0-                     93,000
                      ------
                      $8,339
                      ======

     No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.

----------

* In fiscal year 2001 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.

+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $ _____ , with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $ _____ , with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $ _____ , with respect to the Fund, including earnings.

     The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.

              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
              -----------------------------------------------------
                                  (Proposal 2)

     The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Fund for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Fund and provided tax-related services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the shareholder service agent for the Fund, which is partially owned by the Fund (together, the "Affiliated Service Providers").

     In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                          FEES FOR SERVICES TO THE FUND

     AUDIT FEES. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $48,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.

              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

       FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE
          SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE FUND.

             C. PROPOSALS TO AMEND THE FUND'S INVESTMENT OBJECTIVES
                  AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY
             ------------------------------------------------------
                            (Proposals 3(a) and 3(b))

PROPOSAL 3(a): TO AMEND THE FUND'S INVESTMENT OBJECTIVES

     The  Board has  approved,  and  recommends  that  shareholders  of the Fund
approve,   amendments  to  the  Fund's  investment  objectives.  The  investment objectives would be amended as follows:

     CURRENT INVESTMENT OBJECTIVES             PROPOSED INVESTMENT OBJECTIVE

High current income consistent with Total return through a combination of what is believed to be prudent risk of capital appreciation and income capital and the possibility of consistent with what is believed to be improvement in income and capital a prudent allocation between equity
value over the longer term.               and fixed-income securities.

     If the investment objectives are amended as proposed, it is expected that the Board will change the name of the Fund from "Seligman Income Fund" to "Seligman Income and Growth Fund" in order to accurately reflect the proposed investment objective and strategies. This name change does not require shareholder approval.

     ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Fund's investment objectives emphasize high current income. Growth of capital is a consideration, but is a secondary consideration. However, both in current market conditions and, more importantly, over the long-term, the Manager believes that focusing on total return (consisting of any combination of capital appreciation and income) through a prudent allocation between equity and fixed-income securities would provide greater flexibility to respond to market opportunities and to market changes, thereby enhancing potential returns to shareholders.

     If the investment objectives are amended as proposed, it is anticipated that the Fund's investment strategies would also be amended consistent with the proposed investment objective. A copy of the proposed investment strategies are set forth as Exhibit A to this Proxy Statement. Board, and not shareholder, approval is required to amend these investment strategies. Under the current investment strategies, the Fund is required to invest at least 80% of its assets in income-producing securities. Under the proposed investment strategies, this requirement would be eliminated. Retaining this requirement could significantly restrict the Manager in seeking new investment opportunities, particularly where such new opportunities are in common stocks, as the level of income produced by common stocks has declined dramatically over the past several years. To illustrate this point, the Manager notes that the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks) has declined from 6.61% in June 1982 to 1.68% as of June 2002, a decline of nearly 75%.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. The proposed investment objectives focus on total return through a combination of capital appreciation and income, and the capital appreciation component could represent a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.

     Over the last few years, approximately 60% of the Fund's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, if the amendments to the investment objectives are adopted as proposed, the Manager could at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities.

     BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Fund's investment objectives at a meeting held on July 18, 2002, taking into account a number of factors, including but not limited to the constraints placed on seeking capital appreciation by the primary objective of high current income, the substantial decline in dividend yield on stocks in the S&P 500 Index, and the Board's views of the prospects for future growth of the Fund and the impact of the changes on Fund shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      If this proposal is not approved by shareholders, then the Fund's current investment objectives will remain unchanged.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
       "FOR" THE PROPOSED AMENDMENTS TO THE FUND'S INVESTMENT OBJECTIVES

PROPOSAL 3(b): TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY TO INVEST AT LEAST 25% OF THE MARKET VALUE OF ITS GROSS ASSETS IN CASH, BONDS AND/OR PREFERRED STOCKS

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment policy to invest at least 25% of the market value of the Fund's gross assets in cash, bonds and/or preferred stock.

     ANALYSIS OF PROPOSED CHANGE. If shareholders approve the proposed amendments to the Fund's investment objectives described in Proposal 3(a), this policy could restrict the Manager in its pursuit of the amended investment objective. Under the proposed investment objective, the Manager would have the freedom to allocate Fund assets between equity and fixed-income securities in any manner it deems prudent, and the Board believes that such flexibility is necessary to pursue that objective.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. As discussed in Proposal 3(a), over the last few years approximately 40% of the Fund's net assets have been invested in fixed-income securities. However, if the fundamental investment policy is eliminated as proposed, the Manager may invest a substantial majority of the Fund's net assets in equity securities, leaving the portion allocated to cash, bonds and/or preferred stock below the 25% threshold currently required by this policy.

     BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered Seligman's recommendation to eliminate this fundamental investment policy at a meeting held on July 18, 2002, taking into account a number of factors, including but not limited to the constraints placed on the Fund's proposed objective by this policy and the Board's views of the prospects for future growth of the Fund and the impact of the changes on Fund shareholders. After careful consideration, the Board deter-mined that eliminating this policy was in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

     The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     If this proposal is not approved by shareholders, then the Fund's current investment policy will remain unchanged.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
      "FOR" THE PROPOSED ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY

            D. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
            --------------------------------------------------------
                             (Proposals 4(a) - 4(o))

     The Board has approved, and recommends that shareholders of the Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the Fund.

     The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Fund to operate more efficiently and make it easier to monitor its own compliance.

     The proposed revisions to the Fund's fundamental restrictions are described below. The proposals are organized in three categories:

     o  Fundamental restrictions that the Board recommends amending,

     o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

     o  Fundamental restrictions that the Board recommends eliminating.

     Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

     Exhibit B contains those of the Fund's current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

     Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Fund is currently managed. The Manager has recommended to the Board and the Board has authorized the Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing the Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in the Fund, although the use of certain commodities and options contracts by the Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to the Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which the Fund is managed. If they are adopted, the Fund will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

     For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit B, will remain unchanged.

               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

     The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

PROPOSAL 4(a): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

     The Fund currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity contracts.

     The Board  recommends  that this  restriction  be amended,  as set forth in
Exhibit B, to allow the Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Fund's ability to purchase or sell commodities or commodities contracts, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit B, that the Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Fund's use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized.

     Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Fund has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

     If shareholders approve this proposal, the Manager intends to seek Board approval for the Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the Fund, and only after any of those activities are described in the Fund's Prospectus or Statement of Additional Information filed with the SEC.

PROPOSAL 4(b): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

     The Fund currently has a fundamental restriction that prohibits it from buying on margin.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to provide that the Fund may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

     A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

     The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The

Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

PROPOSAL 4(c): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

     The Fund currently has a fundamental restriction that prohibits it from borrowing money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Fund's ability to engage in such transactions.

     The Fund's present fundamental restriction on borrowing is more restrictive than the limitations imposed by the 1940 Act on open-end companies such as the Fund. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

     Currently, the Fund's only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Fund to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. In addition, the Board has adopted a non-fundamental restriction that is similar to the current fundamental restriction. This non-fundamental restriction limits borrowings by the Fund to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount the Fund is authorized to borrow will be subject to Board approval. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(d): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

     The Fund currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Fund's ability to make loans.

     Lending of portfolio securities may result in income to the Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

     The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(e): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
UNDERWRITING

     The Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to underwrite the securities of other issuers to the extent the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

     The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Fund may technically be considered an underwriter under the federal securities laws.

     Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(f): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

     The Fund currently has a fundamental restriction that prohibits it from purchasing or holding any real estate including limited partnership interests in real property. Investing in securities secured by real estate, or interests therein, or issued by persons (including real estate investment trusts) that deal in real estate, or interests therein, however, are exempted from this restriction.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to eliminate the prohibition on investing in limited partnership interests in real property.

     This amendment is primarily intended to bring this fundamental restriction into conformity with those of the other funds in the Seligman Group. It also seeks to eliminate potential ambiguity about whether certain securities that are permitted investments under the exception might at the same time be prohibited by the reference to limited partnership interests.

     The Manager has no current plans to change the Fund's current practices with respect to real estate-related investments. Accordingly, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(g): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

     The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. The Fund is also prohibited, under this fundamental restriction, from buying more than 10% of the outstanding voting securities of any issuer, or more than 10% of all the securities of any issuer.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow the Fund to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

     The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of the Fund's portfolio) are subject to two additional requirements. Specifically, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

     The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the Fund's total assets in the securities of any one issuer.

     Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(h): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

     The Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets at market value in any one industry.

     The Board recommends that this restriction be amended, as set forth in Exhibit B, to clarify that this 25% limitation on industry concentration is a "25% or more" limitation and does not apply to securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

     A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

     The Fund does not, under normal market conditions, invest a significant proportion of its assets in US government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

 PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS
                  ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

     The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Fund's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the Fund is managed. The Board believes the Fund will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

PROPOSAL 4(i): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

     The Fund currently has a fundamental restriction that prohibits it from selling securities short.

     Certain state laws previously required the Fund to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit B, to allow the Fund to sell securities short or maintain a short position to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in short sales.

     In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

     The use of short sales by the Fund could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.

     Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

PROPOSAL 4(j): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL OR MANAGEMENT OF ANY COMPANY

     The Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

     Certain state laws previously required the Fund to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit B, to allow the Fund to invest for the purpose of control-ling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to invest for the purpose of controlling or managing any company.

     If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

     The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

     The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Fund and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Fund.

PROPOSAL 4(k): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION PERMITTING PURCHASES OF SECURITIES ONLY FOR INVESTMENT PURPOSES

     The Fund currently has a fundamental restriction that prohibits it from purchasing securities (other than closing call options) except for investment.

     The Board recommends that this restriction be eliminated to permit the Fund to purchase securities (including options) to the extent permitted by applicable law and the Fund's other policies, including for hedging purposes and to cover short positions. More information about the Fund's intended use of options is provided under Proposal 4(l) below. Short sales are discussed under Proposal 4(i) above.

     The current restriction could be read to restrict the Fund unnecessarily from engaging in securities transactions for lawful purposes, including hedging purposes, thus depriving the Fund of a potential tool for protecting itself from market risk. The restriction could also be read to preclude purchases to close out short sales, should the Fund ever make them. If the fundamental restriction permitting purchases of securities only for investment purposes is eliminated, securities transactions for purposes other than investment will continue to be restricted by the Fund's other policies. For example, the Fund will continue to be prohibited (with limited exceptions) from purchasing securities as an underwriter and from investing to control or manage any company. These restrictions are discussed under Proposals 4(e) and 4(j), respectively.

PROPOSAL 4(l): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING TRANSACTIONS IN OPTIONS

     The Fund currently has a fundamental restriction that prohibits it from writing or purchasing put, call, straddle or spread options. The exception to this restriction permits the Fund to sell covered call options listed on a national securities exchange or quoted on Nasdaq and to purchase closing call options so listed or quoted.

     The Board recommends that this restriction be eliminated to allow the Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in options transactions, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in options transactions. As discussed below, the Board has adopted a non-fundamental operating policy regarding the Fund's use of derivatives, under which the Fund may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

     An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

     Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

     Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

     Under the Fund's derivatives policy, the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Because of the substantial risks involved in options transactions, options strategies will be permissible only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Fund's use of options strategies that the Board has approved will broaden the scope of the securities or instruments in which the Fund may invest and may affect the day-to-day management of the Fund and its investment performance.

PROPOSAL 4(m): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Fund currently has a fundamental restriction that prohibits it from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

     The Board recommends that this restriction be eliminated to allow the Fund to invest in securities issued by other investment companies to the extent permissible under applicable law.

     The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

     If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

     The Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Fund at certain times. For example, the Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that Seligman expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments. Eliminating this fundamental restriction is not otherwise expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

PROPOSAL 4(n): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING UNSEASONED COMPANIES

     The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

     The Board recommends that this restriction be eliminated to allow the Fund to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the Fund's investment objectives unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the Fund's ability to invest in unseasoned companies.

     Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

     The Manager has advised the Board that it does not currently anticipate any significant increase in the Fund's investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. However, the Fund's holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.

PROPOSAL 4(o): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING MORTGAGES AND PLEDGES

     The Fund currently has a fundamental restriction that prohibits it from mortgaging or pledging any of its assets. Exceptions to this restriction include pledges to secure permitted borrowings and escrow arrangements in connection with the sales of permitted call options.

     The Board recommends that this restriction be eliminated to allow the Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Fund may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the Fund's investment activities.

     Mortgages and pledges of assets can involve substantial risks. In particular, if the Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the Fund's investment activity.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 4(a)-4(o).

                                D. OTHER MATTERS
                                ----------------

     The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

     A shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                   E. EXPENSES
                                   -----------

     The Fund will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $_____, plus expenses, payable by the Fund.

                                        By order of the Board of Directors,

                                        /s/ Frank J. Nasta

                                                            Secretary

                                   ----------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

                   PROPOSED INVESTMENT STRATEGIES FOR THE FUND

     The Fund uses the following principal investment strategies to seek its investment objective:

     The Fund allocates its assets between equity securities and fixed-income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions. For the past few years, approximately 60% of the Fund's net invested assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

     Securities in which the Fund may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors.

     Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

     SECURITY EVALUATION. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

     PORTFOLIO CONSTRUCTION. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

     FUNDAMENTAL ANALYSIS. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

     Fixed-income securities are chosen for purchase by the Fund using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Fund based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

     The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

     The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

     The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

     There is no guarantee that the Fund will achieve its objective.

                                    EXHIBIT B

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

     The following chart outlines the Fund's current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 4(a) through 4(o) in the Proxy Statement.

--------------------------------------------------------------------------------
         CURRENT RESTRICTIONS                      PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(a) The Fund may not purchase or The Fund may not purchase or sell sell commodities and commodity commodities or commodity contracts,
     contracts.                           except to the extent permissible under
                                          applicable law and interpretations, as
                                          they may be amended from time to time.

                                          In addition, the Board has adopted the
                                          following  non-fundamental policy: The
                                          Fund may purchase and sell commodities
                                          and  commodity  contracts  only to the
                                          extent  that  such  activities  do not
                                          result in the Fund being a  "commodity
                                          pool"  as  defined  in  the  Commodity
                                          Exchange Act and the Commodity Futures
                                          Trading  Commission's  regulations and
                                          interpretations thereunder.

                                          The Fund  has  adopted  the  following
                                          non-fundamental  policy:  The  Manager
                                          must seek Board  approval to invest in
                                          any new type of  commodity if it is of
                                          a type  the  Fund  has not  previously
                                          utilized.
--------------------------------------------------------------------------------
(b)  The Fund may not buy on "margin".    The Fund may not  purchase  securities
                                          on margin  except as  permitted by the
                                          1940 Act or any rule  thereunder,  any
                                          SEC  or  SEC   staff   interpretations
                                          thereof  or any  exemptions  therefrom
                                          which may be granted by the SEC.
--------------------------------------------------------------------------------
(c) The Fund may not borrow money, The Fund may not issue senior except from banks for temporary securities or borrow money, except as or emergency purposes in an permitted by the 1940 Act or any rule amount not to exceed 15% of the thereunder, any SEC or SEC staff
     value of its total assets.           interpretations    thereof    or   any
                                          exemptions   therefrom  which  may  be
                                          granted by the SEC.

                                          In addition, the Board has adopted the
                                          following  non-fundamental policy: The
                                          Fund may not  borrow  more than 15% of
                                          the value of its total assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CURRENT RESTRICTIONS                      PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(d) The Fund may not make loans, The Fund may not make loans, except as except loans of portfolio permitted by the 1940 Act or any rule
     securities   and  except  to  the    thereunder,   any  SEC  or  SEC  staff
     extent the purchase of notes, interpretations thereof or any bonds or other evidences of exemptions therefrom which may be
     indebtedness,   the  entry   into    granted by the SEC.
     repurchase agreements or deposits
     with  banks  may  be   considered
     loans.
--------------------------------------------------------------------------------
(e)  The Fund may not  underwrite  the    The  Fund  may  not   underwrite   the
     securities of other issuers, securities of other issuers, except except insofar as the Fund may be insofar as the Fund may be deemed an deemed an underwriter under the underwriter under the 1933 Act in
     1933  Act  in   disposing   of  a    disposing  of a portfolio  security or
     portfolio security.                  in  connection  with   investments  in
                                          other investment companies.
--------------------------------------------------------------------------------
(f) The Fund may not purchase or hold The Fund may not purchase or hold any any real estate including limited real estate, except the Fund may partnership interests in real invest in securities secured by real property except that the Fund may estate or interests therein or issued invest in securities secured by by persons (including real estate real estate or interests therein, investment trusts) which deal in real
     or issued by  persons  (including    estate or interests therein.
     real  estate  investment  trusts)
     which  deal  in  real  estate  or
     interests therein.
--------------------------------------------------------------------------------
(g) The Fund may not invest more than The Fund may not make any investment 5% of its total assets (taken at inconsistent with its classification market) in securities of any one as a diversified company under the
     issuer,   other   than   the   US    1940 Act.
     Government,   its   agencies   or
     instrumentalities,  buy more than
     10%  of  the  outstanding  voting
     securities  or more  than  10% of
     all the securities of any issuer.
--------------------------------------------------------------------------------
(h) The Fund may not invest more than The Fund may not invest 25% or more of 25% of total assets at market its total assets, at market value, in
     value in any one industry.           the   securities  of  issuers  in  any
                                          particular  industry,   provided  that
                                          this    limitation    shall    exclude
                                          securities issued or guaranteed by the
                                          US  Government  or any of its agencies
                                          or instrumentalities.
--------------------------------------------------------------------------------
(i)  The Fund may not sell "short".       The  restriction has been adopted as a
                                          non-fundamental  restriction  and will
                                          be   eliminated   as   a   fundamental
                                          restriction.
--------------------------------------------------------------------------------
(j)  The  Fund  may  not   invest   to    The  restriction has been adopted as a
     control or manage any company.       non-fundamental  restriction  and will
                                          be   eliminated   as   a   fundamental
                                          restriction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CURRENT RESTRICTIONS                      PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(k)  The   Fund   may   not   purchase    The restriction will be eliminated.
     securities  (other  than  closing
     call    options)    except    for
     investment.
--------------------------------------------------------------------------------
(l)  The   Fund   may  not   write  or    The restriction will be eliminated.
     purchase put,  call,  straddle or
     spread  options  except  that the    The Fund  has  adopted  the  following
     Fund   may  sell   covered   call    non-fundamental  policy:  The  Manager
     options   listed  on  a  national    must seek Board  approval to invest in
     securities  exchange or quoted on    any new type of option if it is of the
     NASDAQ and purchase  closing call    type  the  Fund  has  not   previously
     options so listed or quoted.         utilized.
--------------------------------------------------------------------------------
(m)  The  Fund  may  not   invest   in    The restriction will be eliminated.
     securities    issued   by   other
     investment  companies,  except in
     connection    with   a    merger,
     consolidation,   acquisition   or
     reorganization or for the purpose
     of hedging the Fund's obligations
     under its  deferred  compensation
     plan for directors.
--------------------------------------------------------------------------------
(n)  The Fund may not invest more than    The restriction will be eliminated.
     5% of  the  value  of  its  total
     assets,   at  market  value,   in
     securities   of   any   companies
     which,  with their  predecessors,
     have been in operation  less than
     three continuous years, provided,
     however,      that     securities
     guaranteed   by  a  company  that
     (including predecessors) has been
     in   operation   at  least  three
     continuous    years    shall   be
     excluded from this calculation.
--------------------------------------------------------------------------------
(o)  The  Fund  may  not  mortgage  or    The restriction will be eliminated.
     pledge any of its assets,  except
     to effect permitted borrowings on
     a secured basis.
--------------------------------------------------------------------------------

                                                         SELIGMAN
                                                          INCOME
                                                        FUND, INC.




                                                 Notice of Special Meeting
                                                      of Shareholders
                                                            and
                                                      Proxy Statement

                                          --------------------------------------
                                            Time:   November 1, 2002
                                                    10:00 A.M.

                                          --------------------------------------

                                            Place:  Offices of the Fund
                                                    100 Park Avenue
                                                    New York, NY 10017

                                          --------------------------------------
                                          Please  date,  fill  in and  sign  the
                                          enclosed proxy card and mail it in the
                                          enclosed    return    envelope   which
                                          requires  no  postage if mailed in the
                                          United  States.  You can also  vote by
                                          telephone  or  through  the  Internet.
                                          Please  refer to your  proxy  card for
                                          complete voting instructions.
                                          --------------------------------------


      SELIGMAN INCOME FUND, INC.

              MANAGED BY
            [SELIGMAN LOGO]
        J. & W. SELIGMAN & CO.
             INCORPORATED
   INVESTMENT MANAGERS AND ADVISORS
           ESTABLISHED 1864

  100 PARK AVENUE, NEW YORK, NY 10017

PROXY

                           SELIGMAN INCOME FUND, INC.
                       100 Park Avenue, New York, NY 10017



                      * * * CONTROL NUMBER:           * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN INCOME FUND, INC., to be held November 1, 2002 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)

                                       DATED

                                       ----------------------, 2002

                                       -----------------------------
                                       Signature

                                       -----------------------------
                                       Signature

                                       Please sign exactly as your name(s)
                                       appear(s) on this proxy. Only one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

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           VOTE BY TELEPHONE                         VOTE BY TELEPHONE

1.   Read the Proxy Statement and have    1.   Read the Proxy Statement and have
     this card on hand                         this card on hand

2.   Call toll-free 1-800-690-6903        2.   Go to www.proxyweb.com

3.   Enter the control number shown on    3.   Enter the control number shown on
     the reverse side and follow the           the reverse side and follow the
     simple instructions                       simple instructions

4.   Keep this card for your records      4.   Keep this card for your records
--------------------------------------    --------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.  ELECTIONS OF DIRECTOR NOMINEES:                                          [ ] FOR        [ ] WITHOLD    [ ] WITHOLDING  1.
                                                                             all nominees   all nominees   AUTHORITY
                                                                                                           for individual
                                                                                                           nominees listed
    01)  John R. Galvin         07) William C. Morris
    02)  Paul C. Guidone        08)  Leroy C. Richie
    03)  Alice S. Ilchman       09)  James Q. Riordan
    04)  Frank A. McPherson     10)  Robert L. Shafer
    05)  John E. Merow          11)  James N. Whitson
    06)  Betsy S. Michel        12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

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                                                                             FOR          AGAINST        ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP as Auditors.   [ ]            [ ]            [ ]             2.

3(a).  To approve amendments to the Fund's investment objectives.            [ ]            [ ]            [ ]             3(a).

3(b).  To approve elimination of the Fund's fundamental policy               [ ]            [ ]            [ ]             3(b).
       to invest at least 25% of the market value of its gross
       assets in cash, bonds and/or preferred stocks.


4(a).  To approve amendments to the Fund's fundamental                       [ ]            [ ]            [ ]             4(a).
       restriction regarding investments in commodities.

4(b).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(b).
       regarding the purchase of securities on margin.

4(c).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(c).
       regarding borrowing.

4(d).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(d).
       regarding lending.

4(e).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(e).
       regarding underwriting.

4(f).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(f).
       regarding purchases or sales of real estate.

4(g).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             4(g).
       regarding diversification.

4(h).  To approve amendments to the Fund's fundamental restriction           [ ]            [ ]            [ ]             3(h).
       regarding industry concentration.

4(i).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(i).
       regarding short sales.

4(j).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(j).
       regarding control or management of any company.

4(k).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(k).
       permitting purchases of securities only for investment purposes.

4(l).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(l).
       regarding transactions in options.

4(m).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(m).
       regarding investment in other investment companies.

4(n).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(n).
       regarding unseasoned companies.

4(o).  To approve the elimination of the Fund's fundamental restriction      [ ]            [ ]            [ ]             4(o).
       regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

        Please complete, sign and return this card as soon as possible.